Exhibit 10.2

THIS AMENDING AGREEMENT dated 31 July 2006 is between:

1.

IMPERIAL INNOVATIONS LIMITED (“Innovations”), a company incorporated in England and Wales whose principal place of business is at 12th Floor, Electrical Engineering Building; Imperial College, London SW7 2AZ; and

2.

CRONOS THERAPEUTICS LIMITED (“Licensee”), a company incorporated in England and Wales, whose principal place of business is at The London BioScience Innovation Centre, 2 Royal College Street, London NW1 OTU.

WHEREAS Innovations, and the Licensee have entered into a Patent License Agreement dated 19th

October 2005 (“Current Agreement”) for gene mapping technology and they now with to amend the

Current Agreement as appears below.

IT IS AGREED AS FOLLOWS:

1.

Status of this Agreement. This Amending Agreement is supplemental to the Current Agreement. Except as expressly amended by this Amending Agreement, the Current Agreement shall remain in full force and effect. Terms defined in the Current Agreement shall have the same meaning in this Amending Agreement, unless otherwise provided by this Amending Agreement.

2.

Extension. Innovations agrees to extend the Term of the Current Agreement as described in clause 9.2 of the Current Agreement.

3.

Commencement and Termination by Expiry. Clause 8.1 of the Current Agreement is amended by:

deleting the words “31st July 2006” and replacing them with the words “30 November 2006”.

4.

Commercialization

Further to the commercialization terms set out in clause 5 of the Current Agreement, the Licensee shall also keep Innovations regularly updated on a monthly basis on the status of the Licensee’s commercial progress.

5.

Termination

Notwithstanding clause 5.5 Imperial Innovations retains the right to terminate the license agreement on two weeks written notice prior to 30 November 2006.

AGREED by the Parties through their authorized signatories:

For and on behalf of	For and on behalf of
IMPERIAL INNOVATIONS LTD	CRONOS THERAPEUTICS LTD

/s/ Julian Smith	/s/ Satu Vainikka
Signed	Signed

Julian Smith	Satu Vainikka
Print name	Print name

C.F.O.O.	CEO
Title	Title

31st July, 2006	4/8/06
Date	Date